UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2006

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue , Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 242-3770

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

By Order Terminating The Formal Agreement dated December 13, 2006, the Office of the Comptroller of the Currency terminated a formal written agreement dated December 15, 2004 between Progressive Bank, N.A., Wheeling, West Virginia, subsidiary bank of First West Virginia Bancorp, Inc., and the Office of the Comptroller of the Currency. The Order Terminating The Formal Agreement is filed hereunder as Exhibit 99.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No. 99	Order Terminating The Formal Agreement with Progressive Bank, N.A., Wheeling, West Virginia, subsidiary bank of First West Virginia Bancorp, Inc. from The Office of the Comptroller of the Currency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: January 4, 2007	FIRST WEST VIRGINIA BANCORP, INC.
(Registrant)

	By:	/s/ S.J. Dlesk
S.J. Dlesk
President and Chief Executive Officer